UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 28, 2012

AMERICAN LORAIN CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	001-34449	87-0430320
(State or other jurisdiction of	(Commission file number)	(I.R.S. employer
incorporation)		identification no.)

     Beihuan Road Junan County
Shandong, China 276600
(Address of Principal Executive Offices) (Zip Code)

     (86) 539-7318818
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07      Submission of Matters to a Vote of Security Holders

The final voting results of each of the matters submitted to a vote of security holders during the Company’s annual meeting of shareholders held on December 28, 2012 were as follows:

1. Election of Directors:

	For	Withheld
Si Chen	20,146,837	110,504
Yundong Lu	20,153,937	103,404
Maoquan Wei	20,084,256	173,085
Dekai Yin	20,085,356	171,985
Tad M. Ballantyne	20,085,114	172,227

2. Ratification of Samuel H. Wong & Co., LLP as registered pubic accountants:

For	Against	Abstain	Broker Non-Votes
26,494,340	127,472	11,780	-

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Lorain Corporation

By: /s/ Chen Si
Name: Chen Si
Title: Chief Executive Officer

Date: January 7, 2013